Exhibit 4.2

EXECUTION VERSION

AON NORTH AMERICA, INC.

FIRST INDENTURE SUPPLEMENT

DATED AS OF MARCH 1, 2024

TO

THE INDENTURE

DATED AS OF MARCH 1, 2024

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

TRUSTEE

DEBT SECURITIES

THIS FIRST INDENTURE SUPPLEMENT (the “First Indenture Supplement”), is dated as of March 1, 2024, among Aon North America, Inc., a corporation duly organized and existing under the laws of the State of Delaware (hereinafter sometimes called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), Aon plc, a public limited company duly organized and existing under the laws of Ireland (hereinafter sometimes called “Aon plc”), Aon Corporation, a corporation duly organized and existing under the laws of the State of Delaware (hereinafter sometimes called “Aon Corporation”), Aon Global Holdings plc, a public limited company duly organized and existing under the laws of England and Wales (hereinafter sometimes called “AGH”), Aon Global Limited, a private limited company duly organized and existing under the laws of England and Wales (hereinafter sometimes called “AGL” and, together with Aon plc, Aon Corporation and AGH, the “Guarantors” and each, a “Guarantor”), and The Bank of New York Mellon Trust Company, N.A., a national banking association duly incorporated and existing under the laws of the United States of America (hereinafter sometimes called the “Trustee”, which term shall include any successor trustee appointed pursuant to Article Seven of the Base Indenture (as defined below)), and is a supplemental indenture supplementing the Base Indenture.

WITNESSETH:

WHEREAS, the Company, the Guarantors and the Trustee executed and delivered an indenture, dated as of March 1, 2024 (the “Base Indenture” and, together with this First Indenture Supplement, the “Indenture”), to provide for the issuance from time to time for its lawful purposes debt securities (hereinafter called “Securities” or, in the singular, a “Security”) evidencing its unsecured indebtedness.

WHEREAS, Section 10.01 of the Base Indenture provides that a supplemental indenture may be entered into by the Company, Aon plc, Aon Corporation, AGH and AGL when authorized by or pursuant to a Board Resolution, and the Trustee without the consent of any Holders to make provisions to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 2.03 of the Base Indenture.

WHEREAS, solely with respect to the application of such provisions to the Notes, the Company and the Guarantors, desire to (i) effect that the Company issues the Notes, (ii) effect such guarantee by each of Aon plc, Aon Corporation, AGH and AGL, (iii) establish the form and terms of the Notes without the consent of any Holders as permitted by Sections 2.01 and 2.03 of the Base Indenture and (iv) execute a supplemental indenture to the Base Indenture pursuant to Section 10.01 thereof to effect the foregoing.

WHEREAS, each of the Company, Aon plc, Aon Corporation, AGH and AGL represents that all acts and things necessary to present a valid and binding supplemental indenture have been done and performed, and the execution of this First Indenture Supplement as a supplemental indenture to the Base Indenture by each of the Company, Aon plc, Aon Corporation, AGH and AGL has in all respects been duly authorized, and each of the Company, Aon plc, Aon Corporation, AGH and AGL, in the exercise of legal rights and power in it vested, is executing this First Indenture Supplement.

NOW, THEREFORE, for and in consideration of the foregoing premises, the Company, the Guarantors and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders from time to time of the Notes as follows:

ARTICLE I

Defined Terms

SECTION 1.01.Defined Terms. Except as otherwise expressly provided in this First Indenture Supplement or in the respective form of Note attached as Exhibit A hereto or otherwise clearly required by the context hereof or thereof, all capitalized terms used and not defined in this First Indenture Supplement that are defined in the Base Indenture shall have the meanings assigned to them in the Base Indenture. For all purposes of this First Indenture Supplement only:

“2027 Notes” means a new series of Securities to be issued by the Company to be known as $600,000,000 aggregate principal amount of 5.125% senior notes due 2027. For purposes of the Indenture, the 2027 Notes shall constitute a single series of Securities under the Indenture and shall vote together to the extent so provided therein. For all purposes of this First Indenture Supplement, the term “2027 Notes” shall include the 2027 Notes initially issued on the Closing Date and any other 2027 Notes issued after the Closing Date.

“2029 Notes” means a new series of Securities to be issued by the Company to be known as $1,000,000,000 aggregate principal amount of 5.150% senior notes due 2029. For purposes of the Indenture, the 2029 Notes shall constitute a single series of Securities under the Indenture and shall vote together to the extent so provided therein. For all purposes of this First Indenture Supplement, the term “2029 Notes” shall include the 2029 Notes initially issued on the Closing Date and any other 2029 Notes issued after the Closing Date.

“2031 Notes” means a new series of Securities to be issued by the Company to be known as $650,000,000 aggregate principal amount of 5.300% senior notes due 2031. For purposes of the Indenture, the 2031 Notes shall constitute a single series of Securities under the Indenture and shall vote together to the extent so provided therein. For all purposes of this First Indenture Supplement, the term “2031 Notes” shall include the 2031 Notes initially issued on the Closing Date and any other 2031 Notes issued after the Closing Date.

“2034 Notes” means a new series of Securities to be issued by the Company to be known as $1,750,000,000 aggregate principal amount of 5.450% senior notes due 2034. For purposes of the Indenture, the 2034 Notes shall constitute a single series of Securities under the Indenture and shall vote together to the extent so provided therein. For all purposes of this First Indenture Supplement, the term “2034 Notes” shall include the 2034 Notes initially issued on the Closing Date and any other 2034 Notes issued after the Closing Date.

“2054 Notes” means a new series of Securities to be issued by the Company to be known as $2,000,000,000 aggregate principal amount of 5.750% senior notes due 2054. For purposes of the Indenture, the 2054 Notes shall constitute a single series of Securities under the Indenture and shall vote together to the extent so provided therein. For all purposes of this First Indenture Supplement, the term “2054 Notes” shall include the 2054 Notes initially issued on the Closing Date and any other 2054 Notes issued after the Closing Date.

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“Acquirer” means Randolph Acquisition Corp., a Delaware corporation and an indirect, wholly owned subsidiary of Aon plc.

“Base Indenture” has the meaning set forth in the recitals hereof.

“Closing Date” means March 1, 2024.

“Global Securities Legend” means the legend set forth on the form of Note attached as Exhibit A hereto.

“Guarantors” has the meaning set forth in the recitals hereof.

“Indenture” has the meaning set forth in the recitals hereof.

“Interest Payment Date” means, as applicable, (i) a 2027 Notes Interest Payment Date, (ii) a 2029 Notes Interest Payment Date, (iii) a 2031 Notes Interest Payment Date, (iv) a 2034 Notes Interest Payment Date and (v) a 2054 Notes Interest Payment Date (in each case, as defined in Section 2.02(d)).

“Merger Agreement” means the agreement and plan of merger, dated as of December 19, 2023, among Aon plc, the Acquirer, Randolph Merger Sub LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of the Acquirer, NFP and NFP Parent Co, LLC, a Delaware limited liability company.

“NFP” means NFP Intermediate Holdings A Corp., a Delaware corporation.

“NFP Acquisition” means the acquisition by the Acquirer of the issued and outstanding equity interests of NFP pursuant to the Merger Agreement.

“Notes” means, collectively, the 2027 Notes, the 2029 Notes, the 2031 Notes, the 2034 Notes and the 2054 Notes, in each case substantially in the form attached hereto as Exhibit A, fully and unconditionally guaranteed as to payment of principal and interest by Aon plc, Aon Corporation, AGH and AGL, each designated in Section 2.01 hereof and authenticated and delivered under the Indenture.

“Par Call Date” means (i) February 1, 2027 (the date that is one month prior to the Stated Maturity for the 2027 Notes) for the 2027 Notes, (ii) February 1, 2029 (the date that is one month prior to the Stated Maturity for the 2029 Notes) for the 2029 Notes, (iii) January 1, 2031 (the date that is two months prior to the Stated Maturity for the 2031 Notes) for the 2031 Notes, (iv) December 1, 2033 (the date that is three months prior to the Stated Maturity for the 2034 Notes) for the 2034 Notes and (v) September 1, 2053 (the date that is six months prior to the Stated Maturity for the 2054 Notes) for the 2054 Notes.

“Regular Record Date” means, as applicable, (i) a 2027 Regular Record Date, (ii) a 2029 Regular Record Date, (iii) a 2031 Regular Record Date, (iv) a 2034 Regular Record Date and (v) a 2054 Regular Record Date (in each case, as defined in Section 2.02(d)).

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“Stated Maturity” has the meaning set forth in Section 2.02 hereof.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs:

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

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“Trustee” has the meaning set forth in the preamble hereof.

The parties hereto acknowledge that certain terms are defined in both the Base Indenture and in this First Indenture Supplement. The parties hereto hereby agree that, unless otherwise expressly stated or the context otherwise requires, any term which is defined in either the Base Indenture or this First Indenture Supplement, when used with respect to or in the respective certificates evidencing the Notes, shall have the meaning set forth in this First Indenture Supplement.

ARTICLE II

Terms of the Notes

SECTION 2.01. Establishment of the Notes.

(a) There is hereby authorized and established (i) a series of Securities designated the 5.125% senior notes due 2027, limited in aggregate principal amount to $600,000,000, (ii) a series of Securities designated the 5.150% senior notes due 2029, limited in aggregate principal amount to $1,000,000,000, (iii) a series of Securities designated the 5.300% senior notes due 2031, limited in aggregate principal amount to $650,000,000, (iv) a series of Securities designated the 5.450% senior notes due 2034, limited in aggregate principal amount to $1,750,000,000 and (v) a series of Securities designated the 5.750% senior notes due 2054, limited in aggregate principal amount to $2,000,000,000 (provided that the foregoing limitations on the aggregate principal amount of Notes of each series shall not apply to Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes of such series pursuant to Section 2.05, 2.06, 2.07, 3.03, 6.01 or 10.04 of the Indenture); provided that the Company may, from time to time, without notice to or consent of Holders or beneficial owners of the Outstanding Notes of any series, increase the aggregate principal amount of Outstanding Notes of any series pursuant to Section 2.01 of the Indenture in compliance with the procedures set forth in the Indenture, including Sections 2.03 and 2.04 thereof, by issuing Additional Securities having the same ranking, interest rate, maturity and other terms (except for the issue date, public offering price and, in some cases, the first Interest Payment Date and the date from which interest shall begin to accrue) as the Notes of such series then Outstanding; provided, further, that any such Additional Securities will constitute part of the same series as the Notes of such series issued on the Closing Date; and provided, further, that if such Additional Securities are not fungible for U.S. federal income tax purposes with the Notes of such series issued on the Closing Date, then such Additional Securities will have a separate CUSIP number.

(b) The form and terms of each series of Notes have been established pursuant to authority duly granted by the Board Resolutions of the Company, adopted on February 23, 2024 (the “Board Resolutions”), in accordance with Section 2.03 of the Indenture, and the Corporate Secretary of the Company has certified that the Board Resolutions have been duly adopted by the Board of Directors of the Company and are in full force and effect on the date of such certification.

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SECTION 2.02. Terms of the Notes. The following terms relate to the applicable series of Notes:

(a) The 2027 Notes hereby established are a series of Securities having the title “5.125% senior notes due 2027 with full and unconditional guarantees as to payment of principal and interest by Aon plc, Aon Corporation, Aon Global Holdings plc and Aon Global Limited,” the terms and provisions of which are as provided for in Section 2.01 of the Indenture with the further terms and provisions as set forth in the form of the Notes attached hereto as Exhibit A. The 2029 Notes hereby established are a series of Securities having the title “5.150% senior notes due 2029 with full and unconditional guarantees as to payment of principal and interest by Aon plc, Aon Corporation, Aon Global Holdings plc and Aon Global Limited,” the terms and provisions of which are as provided for in Section 2.01 of the Indenture with the further terms and provisions as set forth in the form of the Notes attached hereto as Exhibit A. The 2031 Notes hereby established are a series of Securities having the title “5.300% senior notes due 2031 with full and unconditional guarantees as to payment of principal and interest by Aon plc, Aon Corporation, Aon Global Holdings plc and Aon Global Limited,” the terms and provisions of which are as provided for in Section 2.01 of the Indenture with the further terms and provisions as set forth in the form of the Notes attached hereto as Exhibit A. The 2034 Notes hereby established are a series of Securities having the title “5.450% senior notes due 2034 with full and unconditional guarantees as to payment of principal and interest by Aon plc, Aon Corporation, Aon Global Holdings plc and Aon Global Limited,” the terms and provisions of which are as provided for in Section 2.01 of the Indenture with the further terms and provisions as set forth in the form of the Notes attached hereto as Exhibit A. The 2054 Notes hereby established are a series of Securities having the title “5.750% senior notes due 2054 with full and unconditional guarantees as to payment of principal and interest by Aon plc, Aon Corporation, Aon Global Holdings plc and Aon Global Limited,” the terms and provisions of which are as provided for in Section 2.01 of the Indenture with the further terms and provisions as set forth in the form of the Notes attached hereto as Exhibit A.

(b) The initial aggregate principal amount of the 2027 Notes that may be issued, authenticated and delivered under the Indenture (except for 2027 Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other 2027 Notes pursuant to Section 2.05, 2.06, 2.07, 3.03, 6.01 or 10.04 of the Indenture or 2027 Notes authenticated and delivered as Additional Securities pursuant to Section 2.01 of the Base Indenture and Section 2.01 of this First Indenture Supplement) is $600,000,000. The initial aggregate principal amount of the 2029 Notes that may be issued, authenticated and delivered under the Indenture (except for 2029 Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other 2029 Notes pursuant to Section 2.05, 2.06, 2.07, 3.03, 6.01 or 10.04 of the Indenture or 2029 Notes authenticated and delivered as Additional Securities pursuant to Section 2.01 of the Base Indenture and Section 2.01 of this First Indenture Supplement) is $1,000,000,000. The initial aggregate principal amount of the 2031 Notes that may be issued, authenticated and delivered under the Indenture (except for 2031 Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other 2031 Notes pursuant to Section 2.05, 2.06, 2.07, 3.03, 6.01 or 10.04 of the Indenture or 2031 Notes authenticated and delivered as Additional Securities pursuant to Section 2.01 of the Base Indenture and Section 2.01 of this First Indenture Supplement) is $650,000,000. The initial aggregate principal amount of the 2034 Notes that may be issued, authenticated and delivered

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under the Indenture (except for 2034 Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other 2034 Notes pursuant to Section 2.05, 2.06, 2.07, 3.03, 6.01 or 10.04 of the Indenture or 2034 Notes authenticated and delivered as Additional Securities pursuant to Section 2.01 of the Base Indenture and Section 2.01 of this First Indenture Supplement) is $1,750,000,000. The initial aggregate principal amount of the 2054 Notes that may be issued, authenticated and delivered under the Indenture (except for 2054 Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other 2054 Notes pursuant to Section 2.05, 2.06, 2.07, 3.03, 6.01 or 10.04 of the Indenture or 2054 Notes authenticated and delivered as Additional Securities pursuant to Section 2.01 of the Base Indenture and Section 2.01 of this First Indenture Supplement) is $2,000,000,000.

(c) The Stated Maturity on which the principal of the 2027 Notes shall be due and payable (unless earlier redeemed) shall be March 1, 2027. The Stated Maturity on which the principal of the 2029 Notes shall be due and payable (unless earlier redeemed) shall be March 1, 2029. The Stated Maturity on which the principal of the 2031 Notes shall be due and payable (unless earlier redeemed) shall be March 1, 2031. The Stated Maturity on which the principal of the 2034 Notes shall be due and payable (unless earlier redeemed) shall be March 1, 2034. The Stated Maturity on which the principal of the 2054 Notes shall be due and payable (unless earlier redeemed) shall be March 1, 2054.

(d) The principal of the 2027 Notes shall bear interest at the rate of 5.125% per annum, which interest shall accrue from the most recent 2027 Interest Payment Date to which interest has been paid or duly provided for, and if no interest has been paid or duly provided for, from and including March 1, 2024, payable semi-annually in arrears on March 1 and September 1 (each, a “2027 Notes Interest Payment Date”) in each year, commencing September 1, 2024, to the Persons in whose names the 2027 Notes are registered at the close of business on the February 15 or August 15 immediately preceding such Interest Payment Dates (each, a “2027 Notes Regular Record Date”) regardless of whether such Regular Record Date is a Business Day. The principal of the 2029 Notes shall bear interest at the rate of 5.150% per annum, which interest shall accrue from the most recent 2029 Interest Payment Date to which interest has been paid or duly provided for, and if no interest has been paid or duly provided for, from and including March 1, 2024, payable semi-annually in arrears on March 1 and September 1 (each, a “2029 Notes Interest Payment Date”) in each year, commencing September 1, 2024, to the Persons in whose names the 2029 Notes are registered at the close of business on the February 15 or August 15 immediately preceding such Interest Payment Dates (each, a “2029 Notes Regular Record Date”) regardless of whether such Regular Record Date is a Business Day. The principal of the 2031 Notes shall bear interest at the rate of 5.300% per annum, which interest shall accrue from the most recent 2031 Interest Payment Date to which interest has been paid or duly provided for, and if no interest has been paid or duly provided for, from and including March 1, 2024, payable semi-annually in arrears on March 1 and September 1 (each, a “2031 Notes Interest Payment Date”) in each year, commencing September 1, 2024, to the Persons in whose names the 2031 Notes are registered at the close of business on the February 15 or August 15 immediately preceding such Interest Payment Dates (each, a “2031 Notes Regular Record Date”) regardless of whether such Regular Record Date is a Business Day. The principal of the 2034 Notes shall bear interest at the rate of 5.450% per annum, which interest shall accrue from the most recent 2034 Interest Payment Date to which interest has been paid or duly provided for, and if no interest has been paid or duly provided for, from and

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including March 1, 2024, payable semi-annually in arrears on March 1 and September 1 (each, a “2034 Notes Interest Payment Date”) in each year, commencing September 1, 2024, to the Persons in whose names the 2034 Notes are registered at the close of business on the February 15 or August 15 immediately preceding such Interest Payment Dates (each, a “2034 Notes Regular Record Date”) regardless of whether such Regular Record Date is a Business Day. The principal of the 2054 Notes shall bear interest at the rate of 5.750% per annum, which interest shall accrue from the most recent 2054 Interest Payment Date to which interest has been paid or duly provided for, and if no interest has been paid or duly provided for, from and including March 1, 2024, payable semi-annually in arrears on March 1 and September 1 (each, a “2054 Notes Interest Payment Date”) in each year, commencing September 1, 2024, to the Persons in whose names the 2054 Notes are registered at the close of business on the February 15 or August 15 immediately preceding such Interest Payment Dates (each, a “2054 Notes Regular Record Date”) regardless of whether such Regular Record Date is a Business Day.

(e) Interest on each series of Notes shall be calculated on the basis of a 360-day year of twelve 30-day months. Except as described below for the first applicable Interest Payment Date, on each applicable Interest Payment Date, the Company will pay interest on each series of Notes for the period commencing on (and including) the immediately preceding applicable Interest Payment Date and ending on (and including) the day immediately preceding that Interest Payment Date. On the first applicable Interest Payment Date, the Company will pay interest for the period beginning on (and including) the issue date to (but excluding) the first applicable Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the related interest payment shall be postponed to the next day that is a Business Day, and no interest on such payment shall accrue for the period from and after such Interest Payment Date. If the Stated Maturity or date of earlier redemption falls on a day that is not a Business Day, payment of principal and interest on such series of Notes will be made on the next succeeding day that is a Business Day, and no interest will accrue for the period from and after such Stated Maturity or date of earlier redemption. “Business Day” means any day, other than Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in the City of New York.

(f) Prior to the applicable Par Call Date with respect to a series of Notes, the Company may redeem the Notes of such series, at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed discounted to the redemption date (assuming the Notes being redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus (i) 15 basis points (0.150%), in the case of the 2027 Notes, (ii) 15 basis points (0.150%), in the case of the 2029 Notes, (iii) 20 basis points (0.200%), in the case of the 2031 Notes, (iv) 20 basis points (0.200%), in the case of the 2034 Notes, and (v) 25 basis points (0.250%), in the case of the 2054 Notes, less, (b) interest accrued to the date of redemption, and

(ii) 100% of the principal amount of the Notes being redeemed;

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plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to the redemption date.

(g) On or after the applicable Par Call Date with respect to a series of Notes, the Company may redeem the Notes of such series, at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to the redemption date.

Notwithstanding the foregoing, installments of interest on Notes being redeemed that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date according to such Notes and the Indenture.

(h) All payments of interest and principal, including payments made upon any redemption or repurchase of Notes, will be payable in U.S. Dollars.

(i) Each series of Notes is designated, pursuant to Section 2.01 of the Indenture, as being entitled to the benefits of the Guarantees of Aon plc, Aon Corporation, AGH and AGL, and Article Fifteen of the Base Indenture shall apply, and inure to the benefit of, each series of Notes.

(j) Each series of Notes is subject to redemption at the option of the Company as provided in the form of Note attached hereto as Exhibit A and in the Indenture.

(k) Each series of Notes shall have such other terms and provisions as are set forth in the form of Note attached hereto as Exhibit A (all of which are incorporated by reference in and made a part of this First Indenture Supplement as if set forth in full at this place).

(l) In the event that the NFP Acquisition is not consummated on or before the earliest of (i) the later of (x) December 19, 2024 and (y) such later date to which the outside date under the Merger Agreement as in effect on the issue date may be extended in accordance with the terms thereof, (ii) the valid termination of the Merger Agreement (as defined below) (other than in connection with the consummation of the NFP Acquisition) and (iii) the Company’s determination based on its reasonable judgment (in which case the Company will notify the Trustee in writing thereof) that the NFP Acquisition will not be consummated (any event described in clause (i), (ii) or (iii), a “Special Mandatory Redemption Event”), the Company will be required to redeem all of the outstanding 2027 Notes, the 2029 Notes, the 2031 Notes and the 2034 Notes (but not the 2054 Notes) at a redemption price equal to 101% of the aggregate principal amount of such 2027 Notes, 2029 Notes, 2031 Notes and 2034 Notes, plus accrued and unpaid interest, if any, to, but excluding, the redemption date (the “Special Mandatory Redemption Price”, and such redemption, a “Special Mandatory Redemption”). Upon the occurrence of a Special Mandatory Redemption Event, the Company will cause a notice of Special Mandatory Redemption to be transmitted to the Trustee and each holder of the 2027 Notes, the 2029 Notes, the 2031 Notes and the 2034 Notes at its registered address (or electronically delivered or otherwise transmitted in accordance with the depositary’s procedures) promptly, but in any event not later than five Business Days after the occurrence of such Special Mandatory Redemption Event, and will redeem the 2027 Notes, the 2029 Notes, the 2031 Notes and the 2034 Notes on the date specified in such notice (the date so specified, the “Special Mandatory Redemption

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Date”). The Special Mandatory Redemption Date will be a date selected by the Company and set forth in the notice of Special Mandatory Redemption and will be no later than 30 days following the occurrence of the applicable Special Mandatory Redemption Event, but no earlier than the fifth Business Day following the day the notice of Special Mandatory Redemption is transmitted to holders of the 2027 Notes, the 2029 Notes, the 2031 Notes and the 2034 Notes. If funds sufficient to pay the Special Mandatory Redemption Price of the 2027 Notes, the 2029 Notes, the 2031 Notes and the 2034 Notes on the Special Mandatory Redemption Date are deposited with the Trustee or a paying agent on or before such Special Mandatory Redemption Date, on and after such Special Mandatory Redemption Date, the 2027 Notes, the 2029 Notes, the 2031 Notes and the 2034 Notes will cease to bear interest.

SECTION 2.03. Denominations. The Notes shall be issued in registered form without interest coupons and only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

SECTION 2.04. Form. The Notes will be represented by one or more Global Securities. The Notes shall be in substantially the form set forth in Exhibit A hereto with such changes therein as may be authorized by any officer of the Company executing such Notes by manual, facsimile or electronic signature, such approval to be conclusively evidenced by the execution thereof by such applicable officer.

The terms and provisions contained in each series of Notes shall constitute, and are hereby expressly made, a part of this First Indenture Supplement, and the Company and the Trustee, by their execution and delivery of this First Indenture Supplement, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any series of Notes conflicts with the express provisions of this First Indenture Supplement, the provisions of this First Indenture Supplement shall govern and be controlling.

Each series of Notes shall be issued as registered Securities without coupons.

ARTICLE III

Miscellaneous

SECTION 3.01. Ratification. This First Indenture Supplement shall be deemed part of the Base Indenture in the manner and to the extent herein provided. Except as expressly amended hereby, the Base Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

SECTION 3.02. Provisions Binding on Successors. All the covenants, stipulations, promises and agreements in this First Indenture Supplement contained by or on behalf of the Company or the Guarantors shall bind their respective successors and assigns, whether so expressed or not.

SECTION 3.03. Counterparts. This First Indenture Supplement and the Global Securities may be executed in any number of counterparts, each of which so executed shall be deemed an original, but all of such counterparts shall together constitute but one and the same instrument. The use of electronic signatures and electronic records (including, without

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limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

SECTION 3.04. Governing Law. This First Indenture Supplement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws.

SECTION 3.05. Separability. In case any one or more of the provisions contained in this First Indenture Supplement or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this First Indenture Supplement or of such Notes, but this First Indenture Supplement and such Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

SECTION 3.06. Governing Law. This First Indenture Supplement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws.

SECTION 3.07. Trustee. The Trustee makes no representation as to the validity or sufficiency of this First Indenture Supplement. The recitals contained herein shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee shall have the right to accept and act upon instructions, including funds transfer instructions (“Instructions”), given pursuant to this First Indenture Supplement and delivered using Electronic Means; provided, however, that the Company shall provide to the Trustee an incumbency certificate listing officers with the authority to provide such Instructions (“Authorized Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling. The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Company shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee and that the Company and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on

11

unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures. The Trustee may execute this First Indenture Supplement and any other documents delivered pursuant hereto (including authentication of the Notes) via Electronic Means.

“Electronic Means” shall mean the following communications methods: S.W.1.F.T., e-mail, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.

[Signature Pages Follow]

12

IN WITNESS WHEREOF, each of the parties hereto has caused this First Indenture Supplement to be duly signed, all as of the day and year first above written.

AON NORTH AMERICA, INC., A CORPORATION DULY ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE,

By	/s/ Robert Lee
	Name:	Robert Lee
	Title:	Vice President

AON PLC, A PUBLIC LIMITED COMPANY DULY ORGANIZED AND EXISTING UNDER THE LAWS OF IRELAND,

By	/s/ Paul Hagy
	Name:	Paul Hagy
	Title:	Treasurer

AON CORPORATION, A CORPORATION DULY ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE,

By	/s/ Robert Lee
	Name:	Robert Lee
	Title:	Vice President

AON GLOBAL HOLDINGS PLC, A PUBLIC LIMITED COMPANY DULY ORGANIZED AND EXISTING UNDER THE LAWS OF ENGLAND AND WALES,

By	/s/ Gardner Mugashu
	Name:	Gardner Mugashu
	Title:	Director

[Trustee Signature Page to the Indenture Supplement]

AON GLOBAL LIMITED, A PRIVATE LIMITED COMPANY DULY ORGANIZED AND EXISTING UNDER THE LAWS OF ENGLAND AND WALES,

By	/s/ Alistair Boyd
	Name:	Alistair Boyd
	Title:	Director

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

by	/s/ Ann M. Dolezal
	Name:	Ann M. Dolezal
	Title:	Vice President

EXHIBIT A

FORM OF NOTE

Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

AON NORTH AMERICA, INC.

$     % Senior Notes Due 20

with full and unconditional guarantees

as to payment of principal and interest by

Aon plc, Aon Corporation, Aon Global Holdings plc and Aon Global Limited

No.

$

CUSIP No.

AON NORTH AMERICA, INC.

Aon North America, Inc., a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum of     ($    ) on     , 20    and, subject to Section 16.05 of said Indenture, to pay interest thereon from March 1, 2024 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on each March 1 and September 1, commencing on September 1, 2024 (each, an “Interest Payment Date”), at the rate of     % per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be February 15 or August 15 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a subsequent record date for the payment of such defaulted interest established by the Company, notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such subsequent record date, such record date to be not less than 5 days preceding the date of payment of such defaulted interest, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of Chicago or the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by wire transfer, other electronic means or mailing checks to the address of the Holder entitled thereto as such address shall appear in the Security Register.

The Securities of this series are subject to redemption at the option of the Company prior to the stated maturity as described in the Indenture and on the reverse hereof.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual, facsimile or electronic signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

NOTICE TO HOLDER

THE HOLDER OF THIS SECURITY IS HEREBY NOTIFIED, AND BY ITS ACCEPTANCE HEREOF ACKNOWLEDGES, THAT (1) THE COMPANY AND A GUARANTOR, IN RESPECT OF ITS GUARANTEE, SHALL WITHHOLD OR DEDUCT FOR OR ON ACCOUNT OF ANY PRESENT OR FUTURE INCOME, STAMP OR OTHER TAX, DUTY, LEVY, IMPOST, ASSESSMENT OR OTHER GOVERNMENTAL CHARGE OF ANY NATURE WHATSOEVER IMPOSED OR LEVIED BY OR ON BEHALF OF THE GOVERNMENT OF THE UNITED STATES OR BY ANY AUTHORITY OR AGENCY THEREIN OR THEREOF HAVING THE POWER TO TAX (COLLECTIVELY, “UNITED STATES TAXES”) AS REQUIRED BY LAW OF THE UNITED STATES AND (2) IF THE COMPANY OR A GUARANTOR (OR A WITHHOLDING AGENT FOR THE COMPANY OR SUCH GUARANTOR) IS SO REQUIRED TO WITHHOLD OR DEDUCT ANY AMOUNT FOR OR ON ACCOUNT OF UNITED STATES TAXES FROM ANY PAYMENT, NO ADDITIONAL AMOUNTS SHALL BE PAID TO A HOLDER OR BENEFICIAL OWNER FOR OR WITH RESPECT TO THE AMOUNT SO WITHHELD OR DEDUCTED.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: March 1, 2024

AON NORTH AMERICA, INC., A CORPORATION DULY ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE,

by
Name:
Title:

[Seal]

Attest:

[Company Signature Page to the Global Note]

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: March 1, 2024

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee,

by
Authorized Officer

[Trustee Signature Page to the Global Note]

This Security is one of a duly authorized series of securities of the Company entitled “    % Senior Notes Due 20    ” (herein called the “Securities”) issued and to be issued under the Indenture, dated March 1, 2024, as supplemented by the First Indenture Supplement, dated March 1, 2024, among the Company, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture, as defined below) (together, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities of this series will initially be issued in the aggregate principal amount of $    . The Company may, from time to time, without the written consent of or notice to Holders of the Securities of this series, create and issue under the Indenture additional securities having the same terms and conditions as the Securities of this series (other than the issue date, the issue price and, to the extent applicable, the first date from which interest on such additional securities shall accrue and the first interest payment date for such additional securities) and such additional securities shall be consolidated with and form a single series with the Securities of this series.

Prior to     , 20    (     months prior to the Securities’ Stated Maturity) (the “Par Call Date”), the Company may redeem the Securities at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of (i) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed discounted to the redemption date (assuming the Securities being redeemed matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus    basis points (    %) less, (b) interest accrued to the date of redemption, and (ii) 100% of the principal amount of the Securities being redeemed; and plus, in either case, accrued and unpaid interest on the principal amount of the Securities being redeemed to the redemption date.

On or after the Par Call Date, the Company may redeem the Securities, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs:

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If, on the third business day preceding the redemption date, H.15 is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

[In the event that the NFP Acquisition (as defined below) is not consummated on or before the earliest of (i) the later of (x) December 19, 2024 and (y) such later date to which the outside date under the Merger Agreement (as defined below) as in effect on the issue date may be extended in accordance with the terms thereof, (ii) the valid termination of the Merger Agreement (other than in connection with the consummation of the NFP Acquisition) and (iii) the Company’s determination based on its reasonable judgment (in which case the Company will notify the Trustee in writing thereof) that the NFP Acquisition will not be consummated (any event described in clause (i), (ii) or (iii), a “Special Mandatory Redemption Event”), the Company will be required to redeem all of the outstanding Securities at a redemption price equal to 101% of the aggregate principal amount of such Securities, plus accrued and unpaid interest, if any, to, but excluding, the redemption date (the “Special Mandatory Redemption Price”, and such redemption, a “Special Mandatory Redemption”). Upon the occurrence of a Special Mandatory Redemption Event, the Company will cause a notice of Special Mandatory Redemption to be transmitted to the Trustee and each holder of the Securities at its registered address (or electronically delivered or otherwise transmitted in accordance with the depositary’s procedures) promptly, but in any event not later than five business days after the occurrence of such Special Mandatory Redemption Event, and will redeem the Securities on the date specified in such notice (the date so specified, the “Special Mandatory Redemption Date”). The Special Mandatory Redemption Date will be a date selected by the Company and set forth in the notice of Special Mandatory Redemption and will be no later than 30 days following the occurrence of the applicable Special Mandatory Redemption Event, but no earlier than the fifth business day following the day the notice of Special Mandatory Redemption is transmitted to holders of the Securities.

If funds sufficient to pay the Special Mandatory Redemption Price of the Securities on the Special Mandatory Redemption Date are deposited with the Trustee or a paying agent on or before such Special Mandatory Redemption Date, on and after such Special Mandatory Redemption Date, the outstanding Securities will cease to bear interest.

“Acquirer” means Randolph Acquisition Corp., a Delaware corporation and an indirect, wholly owned subsidiary of Aon plc.

“Merger Agreement” means the agreement and plan of merger, dated as of December 19, 2023, among Aon plc, the Acquirer, Randolph Merger Sub LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of the Acquirer, NFP and NFP Parent Co, LLC, a Delaware limited liability company.

“NFP” means NFP Intermediate Holdings A Corp., a Delaware corporation.

“NFP Acquisition” means the acquisition by the Acquirer of the issued and outstanding equity interests of NFP pursuant to the Merger Agreement.]1

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any optional redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 90 days before the redemption date to each Holder of Securities to be redeemed. In the case of a partial redemption, selection of Securities in certificated form for redemption will be made by lot. Unless the Company and the Guarantors default in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Securities or portions thereof called for redemption. In the case of a partial redemption, selection of the Securities for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. For so long as the Securities are held by The Depository Trust Company (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary.

Notwithstanding the foregoing, installments of interest on Securities being redeemed that are due and payable on Interest Payment Dates falling on or prior to a redemption date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the Regular Record Date according to the Securities and the Indenture.

[1]	Applicable only in the case of the 2027 Notes, the 2029 Notes, the 2031 Notes and the 2034 Notes.

All payments made by a Guarantor with respect to its Guarantee shall be made free and clear of and without withholding or deduction for or on account of any present or future income, stamp or other tax, duty, levy, impost, assessment or other governmental charge of any nature whatsoever imposed or levied by or on behalf of the government of the United Kingdom or Ireland, as applicable, or, in each case, by any authority or agency therein or thereof having the power to tax (collectively, “Taxes”), unless such Guarantor is required to withhold or deduct Taxes by law.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal amount of and accrued and unpaid interest, if any, on the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

Interest on this Security shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Except as described below for the first Interest Payment Date, on each Interest Payment Date, the Company will pay interest on the Notes for the period commencing on (and including) the immediately preceding Interest Payment Date and ending on (and including) the day immediately preceding that Interest Payment Date. On the first Interest Payment Date, the Company will pay interest for the period beginning on (and including) the issue date to (but excluding) the first Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the related interest payment shall be postponed to the next day that is a Business Day, and no interest on such payment shall accrue for the period from and after such Interest Payment Date. If the Stated Maturity or date of earlier redemption falls on a day that is not a Business Day, payment of principal and interest on such Notes will be made on the next succeeding day that is a Business Day, and no interest will accrue for the period from and after such Stated Maturity or date of earlier redemption. “Business Day” means any day, other than Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in the City of New York.

All terms used but not defined in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

This Security shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of laws provisions thereof.

ASSIGNMENT

I or we assign and transfer this Security to:

(Insert assignee’s social security or tax I.D. number)

(Print or type name, address and zip code of assignee)

and irrevocably appoint:

as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:
(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

NOTATION OF GUARANTEE

For value received, the undersigned Guarantor (which term includes any successor Person under the Indenture), subject to the provisions in the Indenture and the terms of the Securities of this series, has fully, unconditionally and irrevocably guaranteed to and for the benefit of each Holder and the Trustee the due and prompt payment in full of all amounts which may at any time be or become from time to time due and payable by the Company under the Indenture or otherwise with respect to the Securities of this series registered in such Holder’s name, at their stated due dates or when otherwise due in accordance with the terms thereof. The obligations of the Guarantor to the Holders of Securities and to the Trustee pursuant to the Guarantee under the Indenture are expressly set forth in Article Fifteen of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee. Each Holder of a Security, by accepting the same, (a) agrees to and shall be bound by such provisions and (b) appoints the Trustee attorney-in-fact of such Holder for the purpose of such provisions.

AON PLC, A PUBLIC LIMITED COMPANY DULY ORGANIZED AND EXISTING UNDER THE LAWS OF IRELAND,

by
Name:
Title:

[Signature Page to the Notation of Guarantee]

NOTATION OF GUARANTEE

For value received, the undersigned Guarantor (which term includes any successor Person under the Indenture), subject to the provisions in the Indenture and the terms of the Securities of this series, has fully, unconditionally and irrevocably guaranteed to and for the benefit of each Holder and the Trustee the due and prompt payment in full of all amounts which may at any time be or become from time to time due and payable by the Company under the Indenture or otherwise with respect to the Securities of this series registered in such Holder’s name, at their stated due dates or when otherwise due in accordance with the terms thereof. The obligations of the Guarantor to the Holders of Securities and to the Trustee pursuant to the Guarantee under the Indenture are expressly set forth in Article Fifteen of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee. Each Holder of a Security, by accepting the same, (a) agrees to and shall be bound by such provisions and (b) appoints the Trustee attorney-in-fact of such Holder for the purpose of such provisions.

AON CORPORATION, A CORPORATION DULY ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE,

by
Name:
Title:

[Signature Page to the Notation of Guarantee]

NOTATION OF GUARANTEE

For value received, the undersigned Guarantor (which term includes any successor Person under the Indenture), subject to the provisions in the Indenture and the terms of the Securities of this series, has fully, unconditionally and irrevocably guaranteed to and for the benefit of each Holder and the Trustee the due and prompt payment in full of all amounts which may at any time be or become from time to time due and payable by the Company under the Indenture or otherwise with respect to the Securities of this series registered in such Holder’s name, at their stated due dates or when otherwise due in accordance with the terms thereof. The obligations of the Guarantor to the Holders of Securities and to the Trustee pursuant to the Guarantee under the Indenture are expressly set forth in Article Fifteen of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee. Each Holder of a Security, by accepting the same, (a) agrees to and shall be bound by such provisions and (b) appoints the Trustee attorney-in-fact of such Holder for the purpose of such provisions.

AON GLOBAL HOLDINGS PLC, A PUBLIC LIMITED COMPANY DULY ORGANIZED AND EXISTING UNDER THE LAWS OF ENGLAND AND WALES,

by
Name:
Title:

[Signature Page to the Notation of Guarantee]

NOTATION OF GUARANTEE

For value received, the undersigned Guarantor (which term includes any successor Person under the Indenture), subject to the provisions in the Indenture and the terms of the Securities of this series, has fully, unconditionally and irrevocably guaranteed to and for the benefit of each Holder and the Trustee the due and prompt payment in full of all amounts which may at any time be or become from time to time due and payable by the Company under the Indenture or otherwise with respect to the Securities of this series registered in such Holder’s name, at their stated due dates or when otherwise due in accordance with the terms thereof. The obligations of the Guarantor to the Holders of Securities and to the Trustee pursuant to the Guarantee under the Indenture are expressly set forth in Article Fifteen of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee. Each Holder of a Security, by accepting the same, (a) agrees to and shall be bound by such provisions and (b) appoints the Trustee attorney-in-fact of such Holder for the purpose of such provisions.

AON GLOBAL LIMITED, A PRIVATE LIMITED COMPANY DULY ORGANIZED AND EXISTING UNDER THE LAWS OF ENGLAND AND WALES,

by
Name:
Title:

[Signature Page to the Notation of Guarantee]